                [LETTERHEAD OF LYCOS-BERTELSMANN APPEARS HERE]


                                                                   Exhibit 10.11
                                                                   -------------

     Cyberian Outpost, Inc. has ommitted from this Exhibit 10.11 portions of the Agreement for which Cyberian Outpost, Inc. has requested confidential treatment from the Securities and Exchange Commission. The portions of the Agreement for which confidential treatment has been requested are marked with X's in brackets and such confidential portions have been filed separately with the Securities and Exchange Commission.


                                   AGREEMENT
                                   ---------


     This Agreement dated as of 25th March, 1998 (the "Agreement Date"), is made by and between Lycos-Bertelsmann GmbH., a German Corporation with a principal place of business at Carl-Bertelsmann-Strasse. 161L, Postfach 310, D-33311, Gutersloh, Germany, ("Lycos-Bertelsmann"), and Cyberian Outpost, Inc. a US company with a principal place of business at 27 North Main Street, PO Box 636, Kent, Connecticut, USA ("Cyberian Outpost")

     The effective date of this agreement is the 7th April 1998 and this agreement runs through 6th April 1999


                                   Recitals
                                   --------

     A. Lycos-Bertelsmann is the owner or licensee of certain Web services (collectively, the "Lycos-Bertelsmann Services"), which are accessible through the URLs www.lycos.co.uk, www.lycos.de, www.lycos.it, www.lycos.fr,
         ---------------  ------------  ------------  ------------
www.lycos.es, www.lycos.nl, (together with all localized adaptations operated
------------  ------------
by Lycos-Bertelsmann' subsidiaries, joint ventures and licensees around the world, the "Lycos-Bertelsmann Site"):

     B. Cyberian Outpost, Inc. The operator of a Web site accessible through the URL www.outpost.com, (the Cyberian Outpost site) that provides an on-line
        ---------------
computer hardware and software retail service over the Internet.

     C. Cyberian Outpost, Inc. desires to provide links from the Lycos-Bertelsmann Site and/or various Lycos-Bertelsmann Services to a co-branded version of the Cyberian Outpost Site in order to increase traffic to the Cyberian Outpost site

     NOW, THEREFORE, for good and valuable consideration, receipt and sufficiency of which are hereby acknowledge, Lycos-Bertelsmann and Cyberian Outpost, Inc. hereby agree as follows:

                                     Terms
                                     -----

          1/   Lycos-Bertelsmann' Obligations:
               ------------------------------


          Lycos-Bertelsmann will provide a fixed permanent test link on the European Home Pages, along the lines of "Click Here to buy Hardware/Software" or "On-line Computer Store-click here", to be prominently placed and agreed between the parties

          Lycos-Bertelsmann will provide Cyberian Outpost with relevant KITI words; e.g. PC.Drive.Software, Hardware, Peripherals etc. to be provided by Cyberian Outpost [XX XXXXX XXXXXXX]

          Fixed permanent .GIF test link in the "Technology WebGuide" linking to the co-branded Cyberian site.

          Fixed permanent .GIF text link in the "Shopping WebGuide" in each country where that service exists and subsequently in new "Shopping WebGuides" as they become available from time to time

          2/   Cyberian Outpost, Inc.'s obligations:
               -------------------------------------

     A. Cyberian Outpost, Inc. will make a one off Exclusive License Fee payment of [XXXXXXX] to Lycos-Bertelsmann GmbH & Co KG payable within 30 days of signature of this agreement, which represents [XXXXXXXXX] per month of this agreement

     B. Cyberian Outpost, Inc. will make further payments of [XXXXXX] at 30 day intervals, the first to be received 60 days from the signature of this agreement, with subsequent payments due at 30 day intervals thereafter and for the duration of the agreement, and to total [XXXXXXXX]

C. Cyberian Outpost, Inc. will, in addition, pay to Lycos-Bertelsmann [XX] of net revenue from sales generated at Cyberian Outpost from each user session referred to Cyberian Outpost from the Lycos-Bertelsmann links, as described in this document, once Cyberian Outpost has earned back its monthly slotting fee of [XXXXXXX]. Thus, Cyberian Outpost will pay Lycos-Bertelsmann [XX] of all net product sales that exceed [XXXXXXXX] each month from user sessions coming directly to Cyberian Outpost from Lycos-Bertelsmann links. (The figure of [XXXXXXXX] represents earning back our slotting fee at the rate of [XX])



     C.   Cyberian Outpost will also provide:

          Appropriate wording for Home Page text link

          Appropriate KITI keywords and wording for the link out to the CYBERIAN OUTPOST site from KITI searches [XXXXXXXXXXXXXX]

          Appropriate runners to appear within the Technology WebGuide (Brand Awareness and clik-thru generators)

        3/      Term and Exclusivity:
                --------------------

        The term ("Term") of this agreement shall commence on the Effective Date and continue for one year unless terminated earlier as provided below

        Cyberian Outpost is the exclusive On-line computer hardware and software for the period of the agreement in all areas other than Shopping, where Cyberian Outpost will be the Premiere Computer Retailer, defaulted as the front store in the Computer areas of the Lycos-Bertelsmann "Shopping WebGuides".

        This exclusivity to apply with regard to the companies outlined at Annex A to this agreement

        4/      Guaranteed Impressions:
                ----------------------

   Lycos-Bertelsmann guarantee [xxxxxx] Impressions across their pan-European sites over the period of the contract

        5/      Marks: Lycos-Bertelsmann hereby grants to Cyberian Outpost the
                -----
non-exclusive, non-transferable right to use the Lycos-Bertelsmann Marks solely for the purposes of co-branding specified in this Agreement. Cyberian Outpost hereby grants Lycos-Bertelsmann the non-exclusive, non-transferable right to use the Cyberian Outpost Marks solely for the purposes specified in this Agreement. Except as expressly stated herein, neither party shall make any other use of the other party's marks. Upon request of either party, the other party shall provide appropriate attribution of the use of the requesting party's marks. (E.g., "Go Get It /R/ is a registered service mark of Lycos-Bertelsmann, Inc. All Rights Reserved.").

        6/      Representations and Warranties: Each party hereby represents and
                ------------------------------
warrants as follows:

                a.      Corporate Power. Such party is duly organized and
                        ---------------
validly existing under the laws of the state of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof.

                b.      Due Authorization. Such party is duly authorized to
                        -----------------
execute and deliver this Agreement and to perform its obligations hereunder.

                c.      Binding Agreement. This Agreement is a legal and valid
                        -----------------
obligation binding upon it and enforceable with its terms. The execution, delivery and performance of this Agreement by such party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any law or regulation of any court, government body or administrative or other agency having jurisdiction over it.

                d.      Intellectual Property Rights. Such party has the full
                        ----------------------------
and exclusive right to grant or otherwise permit the other party to access the Cyberian Outpost Site content and to use the trademarks, logos and trade names as set forth on this Agreement, and that it is aware of no claims by any third parties adverse to any of such property rights.

        The representations and warranties and covenants in this Section 5 are continuous in nature and shall be deemed to have been given by each party at execution of this Agreement and at each stage of performance hereunder. These representations, warranties and covenants shall survive termination or expiration of this Agreement.

7/   Limitation of Warranty. EXCEPT AS EXPRESSLY WARRANTED IN SECTION 5 ABOVE,
     ----------------------
EACH PARTY EXPRESSLY DISCLAIMS ANY FURTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF
MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE.

     8/   Indemnification.
          ---------------

          a.     Cyberian Outpost Indemnity. Cyberian Outpost will at all times
                 --------------------------
     indemnify and hold harmless Lycos-Bertelsmann and its officers, directors, shareholders, employees, accountants, attorneys, agents, successors and assigns from and against any and all third party claims, damages, liabilities, costs and expenses, including reasonable legal fees and expenses, arising out of or related to any breach of any warranty, representation, covenant or agreement made by Cyberian Outpost in this Agreement. Lycos-Bertelsmann shall give Cyberian Outpost prompt written notice of any claim, action or demand for which indemnity is claimed. Cyberian Outpost shall have the right, but not the obligation, to control the defense and/or settlement of any claim in which it is named as a party. Lycos-Bertlesmann shall have the right to participate in any defense of a claim by Cyberian Outpost with counsel of Lycos-Bertelsmann' choice at Lycos-Bertlesmann' own expense. The foregoing indemnity is conditioned upon: prompt written notice by Lycos-Bertelsmann to Cyberian Outpost of any claim, action or demand for which indemnity is claimed; complete control of the defense and settlement thereof by Cyberian Outpost; and such reasonable cooperation by Lycos-Bertelsmann in the defense as Cyberian Outpost may request.

          b.     Lycos-Bertelsmann Indemnity. Lycos-Bertelsmann will at all
                 ---------------------------
     times defend, indemnify and hold harmless Cyberian Outpost and its officers, directors, shareholders, employees, accountants, attorneys, agents, successors and assigns from and against any and all third party claims, damages, liabilities, costs and expenses, including reasonable legal fees and expenses, arising out of or related to any breach of any warranty, representation, covenant or agreement made by Lycos-Bertelsmann in this Agreement. Cyberian Outpost shall give Lycos-Bertelsmann prompt written notice of any claim, action or demand for which indemnity is claimed. Lycos-Bertelsmann shall have the right, but not the obligation, to control the defense and/or settlement of any claim in which it is named as a party. Cyberian Outpost shall have the right to participate in any defense of a claim by Lycos-Bertelsmann with counsel defense of Cyberian Outpost chose at its own expense. The foregoing indemnity is conditioned upon; prompt written notice by Cyberian Outpost to Lycos-Bertlesmann of any claim, action or demand for which indemnity is claimed; complete control of the defense and settlement thereof by Lycos-Bertelsmann; and such reasonable cooperation by Cyberian Outpost in the defense of Lycos-Bertlesmann may request.

9/   Confidentiality Press Releases.
     ------------------------------

          a.     Non-Disclosure Agreement. The parties agree and acknowledge
                 ------------------------
                 that, as a result of negotiating, entering into and performing this Agreement, each party has and will have access to certain of the other party's Confidential Information (as defined below). Each party also understands and agrees that misuse and/or disclosure of that information could adversely affect the other party's business. Accordingly, the parties agree that, during the Term of this Agreement and thereafter, each party shall use and reproduce the other party's Confidential Information only for purposes of this Agreement and only to the extent necessary for such purpose and shall restrict disclosure of the other party's Confidential Information to its employees, consultants or independent contractors with a need to know and shall not disclose the other party's Confidential Information to any third party without the prior written approval of the other party. Notwithstanding the foregoing, it shall not be a breach of this Agreement for either party to disclose Confidential Information of the other party if required to do so under law or in a judicial or other governmental investigation or proceeding, provided the other party has been given prior notice and the disclosing party has sought all available safeguards against widespread dissemination prior to such disclosure.

            b.   Confidential Information Defined. As used in this Agreement,
                 --------------------------------
the term "Confidential Information" refers to: (i) the terms and conditions of this Agreement: (ii) each party's trade secrets, business plans, strategies, methods and/or practices: and (iii) other information relating to either party that is not generally known to the public, including information about either party's personnel, products, customers, marketing strategies, services or future business plans. Notwithstanding the foregoing, the term "Confidential Information" specifically excludes (A) information that is now in public domain or subsequently enters the public domain by publication or otherwise through no action or fault of the other party; (B) information that is known to either party without restriction, prior to receipt from the other party under this Agreement, from its own independent sources a evidenced by such party's written records, and which was not acquired, directly or indirectly, from the other party: (C) information that either party receives from any third party reasonably known by such receiving party to have a legal right to transmit such information, and not under any obligation to keep such information confidential; and (D) information independently developed by either party's employees provided that either party can show that those same employees or agents had no access to the Confidential Information received hereunder.

            c.   Press Releases. Lycos-Bertelsmann and Cyberian Outpost may
                 --------------
jointly prepare press releases concerning the existence of this Agreement and the terms hereof. Otherwise, no public statements concerning the existence or terms of this Agreement shall be made or released to any medium except with the prior approval of Lycos-Bertelsmann and Cyberian Outpost or as acquired by law, except where such information is already clearly in the public domain or the subject of existing jointly approved press releases.


10/   Termination. Either party may terminate this Agreement if (a) the other
      -----------
party files a petition for bankruptcy or is adjudicated bankrupt; (b) petition in bankruptcy is filed against other party and such petition is not dismissed within sixty (60) days of the filing date: (c) the other party becomes insolvent or makes an assignment for the benefit of its creditors pursuant to any bankruptcy law: (d) a receiver is appointed for the other party or its business:
(e) upon the occurrence of a material breach by the other party if such breach within thirty (30) days after written notice is received by the breaching party identifying the matter constituting the material breach; (f) upon thirty (30) days written notice if the other party's service [or product], viewed as a whole, ceases to be competitive with substantially similar services then being offered by third parties. However, if within 120 days of the agreement date, Lycos-Bertelsmann exercises the right to terminate the agreement under this clause, 10/(f), Lycos-Bertelsmann must give 60 days notice to Cyberian Outpost and agrees to waive any further payments from Cyberian Outpost. Equally, should Cyberian Outpost exercise this clause. 10(f), then they shall give 60 days notice to Lycos-Bertelsmann and remain liable for subsequent monthly guaranteed payments falling due under the terms of this agreement within the 60 day notice period: (g) by mutual consent of the parties

      11/   Force Majeure. In the event that either party is prevented from
            -------------
performing, or is unable to perform, any of its obligations under this Agreement due to any cause beyond the reasonable control of the party invoking this provision, the affected party's performance shall be excused and the time for performance shall be extended for the period of delay or inability to perform due to such occurrence.

      12/   Relationship of Parties. Cyberian Outpost and Lycos-Bertelsmann are
            -----------------------
independent contractors under this Agreement, and nothing herein shall be construed to create a partnership, joint venture or agency relationship between Cyberian Outpost and Lycos-Bertelsmann. Neither party has authority to enter into agreements of any kind on behalf of the other.

      13/   Assignment Binding Effect. Neither Lycos-Bertelsmann and Cyberian
            -------------------------
Outpost may assign this Agreement or any other rights or delegate of its duties under this Agreement without the prior written consent of the other.

       14/  Choice of Law and Forum. This Agreement, its interpretation,
            -----------------------
performance or any breach thereof, shall be construed in accordance with, and all questions with respect thereto shall be determined by, the laws of the Commonwealth of Massachusetts applicable to contracts entered into and wholly to be performed within said state. Cyberian Outpost hereby consents to the personal jurisdiction of the Commonwealth of Massachusetts, acknowledges that venue is proper in any state or Federal court in the Commonwealth of Massachusetts, agrees that any action related to this Agreement must be brought in a state or Federal court in the Commonwealth of Massachusetts, and waives any objection Cyberian Outpost has or may have in the future with respect to any of the foregoing.

       15/  Good Faith. The parties agree to act in good faith with respect to
            ----------
each of this Agreement and any dispute that may arise related hereto.

       16/  Additional Documents/Information. The parties agree to sign and/or
            --------------------------------
provide such additional documents and/or information as may reasonably be required to carry out the intent of this Agreement and to effectuate its purposes.

       17/  Counterparts. This Agreement may be executed in multiple
            ------------
counterparts, each of which shall be deemed top be an original, but all of which together shall constitute one and the same instrument.

       18/  No Waiver. The waiver by either party of a breach or a default of
            ---------
any provision of this Agreement by the other party shall not be construed as a waiver of any succeeding breach of the same or any other provision, nor shall any delay or omission on the part of either party to exercise or avail itself of any right, power, or privilege that it has, or may have hereunder, operate as a waiver of any right, power or privilege by such party.

       19/  Successors and Assigns. This Agreement shall be binding upon and
            ----------------------
inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

       20/  Severability. Each provision of this Agreement shall be severable
            ------------
from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

       21/  Notices. All notice required to be given under this Agreement must
            -------
be given in writing and delivered either in hand, by certified mail, return receipt requested, postage pre-paid, or by Federal Express or other recognized overnight delivery service, all delivery charges pre-paid, and addressed:


                If to Lycos-Bertelsmann:       Lycos-Bertelsmann-Bertelsmann
                                               GmbH & Co KG
                                               Carl-Bertelsmann-Strasse. 161L
                                               Postfach 315. D-33311 Gutersloh.
                                               Germany
                                               Fax No.: (449) 5241 8061655
                                               Attention: Controller

                With a copy to : Managing Director
                                               Lycos-Bertelsmann-Bertelsmann
                                               GmbH & Co KG
                                               18-21 Cavaye Place
                                               London SW10 PG
                                               Fax No: 0171 594 4444

If to Cyberian Outpost:




With a copy to:




22/         Entire Agreement. This Agreement contains the entire understanding
            ----------------
of the parties hereto with respect to the transactions and matters contemplated hereby, supersede all previous agreements between Lycos-Bertelsmann and Cyberian Outpost concerning the subject matter, and cannot be amended except by writing signed by both parties. No party hereto has relied on any statement, representation or promise of any other party or with any other officer, agent, employee or attorney for the other party in executing this Agreement except as expressly stated herein.

23/         Limitations of Liability. UNDER NO CIRCUMSTANCES SHALL EITHER PARTY
            ------------------------
BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), ARISING FROM ANY PROVISION OF THIS AGREEMENT (INCLUDING SUCH DAMAGES INCURRED BY THIRD PARTIES), SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR DAMAGES IN EXCESS OF THE AMOUNT RECEIVED BY THE OTHER PARTY UNDER THIS AGREEMENT, PROVIDED THAT THIS SECTION DOES NOT LIMIT EITHER PARTY'S LIABILITY TO THE OTHER FOR (A) WILLFUL AND MALICIOUS MISCONDUCT; (B) DIRECT DAMAGES TO REAL OR TANGIBLE PERSONAL PROPERTY; (C) BODILY INJURY OR DEATH CAUSED BY NEGLIGENCE; OR (D) INDEMNIFICATION OBLIGATIONS HEREUNDER.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the ate set forth above.

Cyberian Outpost. Inc.                           Lycos-Bertelsmann-Bertelsmann


By: /s/ Darryl Peck                      By: /s/ Richard G. Spinks
   -----------------------------            -------------------------------
Name: Darryl Peck                        Name: Richard G. Spinks

Title: President & CEO                   Title: Business Development Director
Date:                                    Date: 25/3/98

                                    ANNEX A



[xxxxxx

 xxxxxx

 xxxxxx

 xxxxxx

 xxxxxx

 xxxxxx

 xxxxxx

 xxxxxx

 xxxxxx

 xxxxxx

 xxxxxx

 xxxxxx

 xxxxxx

 xxxxxx

 xxxxxx

 xxxxxx

 xxxxxx

 xxxxxx

 xxxxxx

 xxxxxx]